UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

Terra Nitrogen Company, L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On February 7, 2018, Terra Nitrogen Company, L.P., a Delaware limited partnership (“TNCLP”), entered into an assignment and assumption agreement (the “Agreement”) with Terra Nitrogen GP Inc., a Delaware corporation (“TNGP”), under which TNCLP assigned to TNGP the right to acquire all of the issued and outstanding common units representing limited partner interests in TNCLP held by persons other than TNGP and its affiliates. The description of the Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

TNGP is the sole general partner of TNCLP. Affiliates of TNGP currently hold approximately 75.1% of the outstanding common units of TNCLP and all of the outstanding Class B common units of TNCLP. TNCLP is party to several agreements with an affiliate of TNGP relating to the operation of TNCLP’s business and the sale of the fertilizer products produced at TNCLP’s Verdigris facility.

Item 8.01.              Other Events.

On February 7, 2018, TNCLP issued a press release announcing that, on such date, TNGP has elected to exercise the right, assigned to TNGP by TNCLP, to purchase all of the issued and outstanding common units representing limited partner interests in TNCLP not already owned by TNGP or its affiliates for a cash purchase price, determined in accordance with TNCLP’s partnership agreement, of $84.033 per unit. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description of Exhibit

10.1	Assignment and Assumption Agreement, dated as of February 7, 2018, by and between Terra Nitrogen Company, L.P. and Terra Nitrogen GP Inc.

99.1	Press release dated February 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2018	TERRA NITROGEN COMPANY, L.P.
	By:	Terra Nitrogen GP Inc.
	Its:	General Partner

	By:	/s/Douglas C. Barnard
Name: Douglas C. Barnard
Title: Senior Vice President, General Counsel, and Secretary